Letter to Shareholders
                      Chaconia Income and Growth Fund, Inc.

It is with mixed feelings that we once again report on the performance of the Chaconia Income and Growth Inc. (the "Fund") for the financial year ended December 31, 2000.

The year 2000 was perhaps the most difficult year in the seven (7) year history of the Fund, as the US stock market environment, after showing initial promise in the first quarter of the year, faltered throughout the rest of the year resulting in sharp declines in the stocks values by year end.

The Board of the Fund, conscious of the challenge that lay ahead, initiated and completed structural changes in the administration of the Fund. The Board wishes to extend its appreciation to shareholders for their support in securing the required level of votes to appoint a new Investment Adviser to the Fund in the firm of Earnest Partners, LLC. Our decision in this regard could not have been more timely, in that, we believe that we have undertaken the appropriate organizational adjustment necessary to meet the difficult period which ensued. By year end therefore, we remain confident that notwithstanding the difficulties evidenced in the marker place, the Fund is poised to take advantage of investment opportunities that will undoubtedly present themselves as the market continues with its correction.

In addition to a change in the Investment Adviser, the Board shifted the responsibility for fund administration, fund accounting and transfer agency to Firstar Mutual Fund Services. This latter agency is sufficiently diversified and appropriately geared to provide shareholders with an enhanced quality of service, the benefit of which will be evident in the months and years ahead.

The Board of Directors is also appreciative of the unrelenting support given by the wide spectrum of shareholders during what has been described by all analysts as perhaps one of the most traumatic years in the US capital market in recent past. We are all convinced however, that like other equity based funds domiciled in the US market place, the experience of the Fund in the year 2000 will be reversed in the future when the current period of correction is fully played out.

The analysis below highlights the unusual characteristics of the market place during the year 2000, and explains in summary form the impact with these developments had on the performance of the Fund.


                     United States Market Review for 2000

The United States equity market presented investors with one of the most extraordinary years in stock-market history. After peaking in March, the NASDAQ Composite Index began a downward trend that never stabilized and marked the end of what many consider the United States biggest financial mania of the last 100 years. The NASDAQ Composite Index plunged 39.3%, representing its worst year since it was created in 1971. In addition, the Dow Jones Industrial Average fell 6.2%, which broke a nine-year winning streak and represented its worst year since 1961 and the S&P 500 index lost 9.l%, which represented its worst year since 1977. The Federal Reserve's six interest rate hikes over the prior 16 months finally took hold causing the economy to slow. The market took a more defensive posture by rotating into Health Care, Financials, and Utilities, which all outperformed the broader market while Technology and Communication Services substantially underperformed, indicating a back to basics market posture.

Despite a slower economic outlook, growth rates for both large cap and small cap stocks remain attractive from an historical perspective. Stable unemployment and inflation coupled with a high probability of the Fed easing interest rates should bode well for the equity markets going forward. Historically, 6-9 months after the Fed eases, equities have outperformed fixed income holdings by a wide margin. With the market better positioned to grow at a more sustainable pace, we believe the Fund is poised to perform well by maintaining an above neutral weighting in stocks relative to bonds.

The U.S. bond market had a good though somewhat mixed year. The total return as measured by the Lehman Aggregate bond index was 11.63%. While not a bad return the performance was hampered by spread widening across the board. Spread refers the incremental return over U.S. Treasuries that investors are paid for bearing incremental risk from such things as credit quality and callability. The result of this widening is that all sectors failed to earn their spread for the year. This can be seen when the returns for the sector components of the Lehman Aggregate are examined. The best sector to have held was Treasuries, which were up 13.52%. Other sectors such as US. Agencies were up 12.18%, Corporate bonds were up 9.39%, Asset-Backed Securities were up 10.84l%, Commercial Mortgage-Backed Securities were up 13.47% and Mortgage-Backed Securities were up 11.16%. By far, though, the biggest driver of returns was declining interest rates with rates lower from six months to maturity on out. In addition, rates on longer term issues fell more than on shorter term ones, causing what is known as a yield curve inversion to occur. The fixed-income portion of the portfolio is invested in issues with an average rating of AAA and sensitivity to interest rate changes proximal to that of the Lehman Aggregate. In other words, this component is expected to provide reliable and stable returns in complement to the equity allocation.

Midway through the year, the Fund was transitioned to a new investment advisor. They took particular care in developing a long-term strategy of generating capital appreciation and investment income (i.e. total return) and positioned the Fund with high quality companies. In our view, the Fund is poised to perform well in the periods ahead.

Chaconia Income & Growth
Yearly Graph plot point calculations (through 12/31/00)

====================================================================================================================================
PLOT POINTS
                           05/11/93   12/31/93    12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99      12/31/00
Chaconia Income & Growth   10,000.00  10,240.00   10,240.00  13,021.00  13,751.00  16,491.00  19,108.00  19,629.00     16,928.00
S&P 500                    10,000.00  10,649.00   10,790.00  14,844.00  18,253.00  24,342.00  31,298.00  37,884.00     34,436.00
Russell 1000 Growth Index  10,000.00  10,651.00   14,698.00  20,250.00  24,796.00  32,942.00  41,842.00  50,592.00     46,651.00
Russell 2000 Growth Index  10,000.00  11,217.00   11,013.00  14,145.00  16,477.00  20,162.00  19,648.00  23,825.00     23,105.00
Wilshire 5000 Index        10,000.00  10,726.00   10,720.00  14,627.00  17,729.00  23,277.00  28,730.00  35,499.00     31,655.00
S&P 500/Lehman Blend       10,000.00  10,168.00   10,057.00  12,914.00  14,584.00  17,728.00  21,100.00  23,093.00     23,411.00
====================================================================================================================================


THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 5/11/93 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 538 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

RUSSELL 2000 GROWTH INDEX - Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates.

WILSHIRE 5000 INDEX - Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BLENDED INDEX - Represents an index which consists of an equal wighting between the S&P 500 and the Lehman US Govt/Credit index.


Chaconia Income & Growth Fund
Chart Information
For the Year Ended 12/31/00
                                         Average Annual Rate of Return
                                      For the Year Ended December 31, 2000
------------------------------------------------------------------------------------------
                                      Year Ended       5 Year Ended        Since
                                  December 31, 2000   December 31, 2000    Inception
------------------------------------------------------------------------------------------
Chaconia Income &  Growth Fund      -13.76%              5.39%               7.14%
S&P 500                              -9.10%             18.33%              17.72%
Russell 1000 Growth Index            -7.79%             18.17%              17.57%
Russell 2000 Growth Index            -3.02%             10.31%              12.18%
Wilshire 5000 Index                 -10.83%             16.70%              16.56%
S&P 500/Lehman Bro. Blended rate      1.38%             12.29%              12.19%
-------------------------------------------------------------------------------------------


                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                 Statement of Operations
December 31, 2000                                   Year Ended December 31, 2000

ASSETS:                                             INVESTMENT INCOME:
Investments, at value                               Dividend income (net of foreign
  (cost $42,949,284)           $43,413,316          withholding tax of $167                                445,362
                                                    Interest income                                        892,875
                                                                                                         ------------
Dividends receivable                16,749          Total investment income                              1,338,237
Interest receivable                169,252                                                               -------------
Other assets                         1,186          EXPENSES:
Total assets                    43,600,503          Advisory fees                                          209,364

                                                    Distribution fees                                      268,795

LIABILITIES:                                        Shareholder servicing and accounting costs             181,156
Payable to Adviser                  39,896          Professional fees                                      155,035
Accrued distribution fees          217,190          Administration fees                                     98,646
Accrued service fees                31,643          Directors fees                                          30,102
Other accrued expenses              51,922          Service fees                                            31,749
                                ------------
Total liabilities                  340,651          Reports to shareholders                                 31,115
                                ------------        Custody fees                                            25,641

NET ASSETS                     $43,259,852          Federal and state registration fees                      6,577
                               =============
                                                    Other                                                    7,722
                                                                                                         -------------
NET ASSETS CONSIST OF:                              Total expenses                                       1,045,902

Capital stock ($0.01 par value)
and paid in capital            $47,392,935          NET INVESTMENT INCOME                                  292,335
                                                                                                         -------------
Distribution in excess of net investment income
                                   (73,603)

Undistributed net realized                          REALIZED AND UNREALIZED
loss on investments             (4,523,512)         GAIN (LOSS) ON INVESTMENTS:

Net unrealized appreciation                         Net realized loss on investments                    (4,523,512)
on investments                     464,032          Net change in unrealized appreciation /
                               ------------
Total net assets               $43,259,852          depreciation on investments                         (2,791,715)
                               =============                                                            -------------

                                                    Net realized and unrealized loss
Shares outstanding (8,000,000                       on investments                                      (7,315,227)
shares authorized)               4,094,307                                                             ---------------
Net asset value, redemption price                   NET DECREASE IN NET ASSETS
and offering price per share        $10.57          RESULTING FROM OPERATIONS                         $ (7,022,892)
                                  =============                                                        ===============

 See notes to the financial statements.



         CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
                                                      Year Ended            Year Ended
                                                      December 31, 2000    December 31, 1999
                                                     -------------------- ---------------------
OPERATIONS:
Net investment income                                    $ 292,335            $ 683,426
Net realized gain (loss) on investments                 (4,523,512)           1,623,894
Net change in unrealized appreciation /
 depreciation on investments                            (2,791,715)            (512,430)
                                                      ------------------   -----------------
Net increase (decrease) in net assets
 from operations                                        (7,022,892)           1,794,890
                                                      ------------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (294,735)            (690,727)
From net realized gains                                          -           (1,628,155)
                                                      ------------------    -----------------
Total distributions                                       (294,735)          (2,318,882)
                                                      ------------------    -----------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                9,756,565           28,969,587
Reinvestment of dividends                                  201,597            2,043,086
Payment for shares redeemed                            (22,280,243)         (11,351,294)
                                                      ------------------    ------------------
Net increase (decrease) in net assets from
 capital share transactions                            (12,322,081)          19,661,379
                                                      ------------------     -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                (19,639,708)          19,137,387

NET ASSETS:
       Beginning of year                                62,899,560           43,762,173
       End of year (including distribution in excess  ------------------   -------------------
       of net)

             investment income of $73,603             ------------------   -------------------
              and $44,765, respectively.)             $ 43,259,852         $ 62,899,560
                                                      ------------------   -------------------
CHANGES IN SHARES OUTSTANDING:
       Shares sold                                         820,479            2,331,796

       Shares issued to holders in
             reinvestment of dividends                      18,983              165,700
       Shares redeemed                                  (1,843,806)            (908,552)
                                                      ------------------    -------------------
       Net increase (decrease)                          (1,004,344)           1,588,944
                                                      ==================    ===================

     See notes to the financial statements


                  CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------
Schedule of Investments
December 31, 2000

 Number of
  Shares                                               Value
           COMMON STOCKS - 72.2%
           Basic Materials - 0.9%
   10,500  Dow Chemical Co.                          $ 384,563
                                                     ----------
           Capital Goods - 3.8%
   24,000  General Electic Co.                       1,150,500
   13,400  General Public Utilities Corporation        493,288
                                                     ----------
                                                     1,643,788
                                                     ----------
           Consumer Cyclicals - 4.2%
   47,900  Mattel, Inc.                                691,676
  225,000  Rite Aid Corporation                        534,375
   11,400  Wal-Mart Stores, Inc.                       605,625
                                                     ----------
                                                     1,831,676
                                                     ----------

           Consumer Staples - 1.5%
   14,400  Anheuser Busch Company, Inc.                 655,200
                                                      ----------

           Financial Services - 11.0%
    7,700  American General Corporation                627,550
    4,350  American International Group                428,747
    9,000  Bear Stearns Companies, Inc.                456,187
   26,000  Citigroup, Inc.                           1,327,625
           Fannie,Mae                                  919,550
    3,700  Marsh & McLennan Companies, Inc.            432,900
    6,948  Morgan Stanley Dean Witter                  550,629
                                                     ----------
                                                     4,743,188
                                                     ----------
           Health Care - 19.0%
    8,000  American Home Products Corporation          508,400
    9,200  Bristol-Meyers Squibb Co.                   680,225
   22,000  Chiron Corporation                          979,000


   34,000  Elan Corp. Plc ADR                        1,591,625
    5,000  Johnson & Johnson Co.                       525,313
    9,000  Lilly (Eli) & Co.                           837,562
    9,000  Merck & Co, Inc.                            842,625
   11,000  Pfizer, Inc.                                506,000
   11,900  Schering Plough Corporation                 675,325
   21,000  Watson Pharmaceuticals Inc.               1,074,937
                                                     ----------
                                                     8,221,012
                                                     ----------

           Integrated Oils - 3.9%
    4,764  BP Amoco PLC-Sponsored ADR                  228,077
   11,400  Exxon Mobil Corporation                     991,087
   20,000  Occidental Petroleum Corp.                  485,000
                                                      ---------
                                                     1,704,164
                                                     ----------

           Mutual Funds - 6.9%
1,544,123  Trinidad & Tobago Unit Trust Corporation  2,958,076
                                                     -------------

           Telecommunications - 6.5%
   42,200  Net Phone, Inc.                             311,225
   28,000  Nokia Corp. Sponsored ADR                 1,218,000
    8,000  Verizon Communications Inc.                 401,000
   31,200  Vyyo, Inc.                                  191,100
   50,250  MCI Worldcom, Inc.                          706,641
                                                    --------------
                                                     2,827,966
                                                    --------------
           Technology - 14.5%
   33,000  Adaptec, Inc. *                             338,250
   38,000  Atmel Corporation                           441,750
   18,000  Cisco Systems, Inc. *                       688,500
    3,600  Corning, Inc.                               190,125
   14,000  Hewlett Packard Co.                         441,875
   28,000  Intel Corporation                           841,750
    8,200  IBM Corporation                             697,000
   30,000  Lucent Technologies Inc.                    405,000
   26,000  Oracle Corporation *                        755,625
   16,500  Powerwave Technologies, Inc.                965,250
   17,600  Sun Microsystems, Inc.                      490,600
                                                     -------------
                                                     6,255,725
                                                     -------------

           Total Common Stocks (cost $31,011,939)   31,225,358
                                                    --------------



 Principal Amount
 ---------------                                       Value
                                                     ----------

           CORPORATE BONDS - 5.6%

           Automotive - 2.1%
$ 300,000  Ford Motor Co.                            $ 258,404
           6.50% due 08/01/18
  300,000  Honda Auto Lease Trust Series 1999-A
           Class A5                                    302,159
           6.65% due 07/15/05
  350,000  Household Finance Corporation               355,359
           7.20% due 07/15/06                        ----------------
                                                       915,922
            Banking - 0.5%
  200,000  American Express Credit Corp.               209,096
           7.20% due 09/17/07                        ----------------

           Communications - 1.5%
  350,000  Cox Communications Inc.                     351,545
           6.87% due 06/15/05
  350,000  Sprint Cap Corp.                            280,734
           6.88% due 11/15/28
                                                       632,279
                                                      ---------------
           Consumer Cyclicals - 0.8%
  300,000  Wal-Mart Stores, Inc.                       327,013
           7.25% due 06/01/13                         ---------------

           Cruise Lines - 0.8%
  350,000  Carnival Corp.                              329,543
           6.15% due 04/15/08                         ---------------

           Total Corporate Bonds (cost $2,440,035)   2,413,853
                                                     ----------------
           U.S. TREASURY OBLIGATIONS - 8.1%

  300,000  U.S. Treasury Bond                          316,190
           6.00% due 02/15/26
1,000,000  U.S. Treasury Note                        1,094,765
           6.50% due 02/15/10
1,000,000  U.S. Treasury Note                        1,064,717
           6.75% due 05/15/05
1,000,000  U.S. Treasury Note                        1,015,347
           6.38% due 06/30/02
                                                    -----------------
           Total U.S. Treasury Obligations           3,491,019
           (cost $3,363,820)

           U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES - 11.9%

  974,871  Federal Home Loan Mortgage Company          989,121
           7.50% due 01/01/30
  300,000  Federal Home Loan Bank                      300,015
           5.58% due 09/02/03
1,000,000  Federal National Mortgage Association     1,050,493
           7.00% due 07/15/05
  980,142  Federal National Mortgage Association       994,162
           7.50% due 08/02/30
  910,426  Government National Mortgage Association II 897,949
           6.50% due 04/20/29
  918,062  Government National Mortgage Association II 938,318
           8.00% due 02/20/30                         ---------------
           Total U.S. Government Agency-Backed       5,170,058
           Mortgage Issues (cost $5,027,126)          ---------------

Numbered      SHORT-TERM INVESTMENTS - 2.6%
Shares
--------
           Money Market Fund - 1.9%
  806,048  Firstar U.S. Treasury Money Market Fund     806,048

Principal
Amount
---------
           Corporate Bonds - 0.7%
$ 300,000  General Motors Acceptance Corp.             306,979
           7.62% due 06/15/01                        ------------------

           Total Short-Term Investments              1,113,027
           (cost $1,106,364)                         ------------------

           Total investments - 100.4%                43,413,316
           (cost $42,949,284                         ------------------

           Liabilities less other assets - (0.4)%     (153,464)
                                                     ------------------

           TOTAL NET ASSETS - 100.0%                $ 43,259,852
                                                     ===================

        * Non-income producing security.
          See notes to the financial statements




  CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights
                                          Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
-----------------------------------------------------------------------------------------------------------------------------------
                                          December 31, 2000 December 31, 1999 December 31, 1998 December 31, 1997 December 31, 1996

Per Share Data (for a share outstanding throughout the year):
Net asset value, beginning
  of year                                     $12.34        $12.47            $11.47           $10.44             $12.13
                                             --------      --------         ---------         ---------           -------
Income from investment operations:
  Net investment income                         0.07          0.14              0.11             0.08               0.13
  Net realized and unrealized
     gain (loss) on investments                (1.77)         0.20              1.71             2.00               0.55
                                             --------       --------        ----------        ---------            -------
Total from investment operations               (1.70)         0.34              1.82             2.08               0.68
                                             --------       --------        ----------        ---------            -------
Less distributions:
  From net investment income                   (0.07)        (0.14)            (0.11)           (0.09)             (0.17)
  In excess of net investment income               -             -                 -                -                (0.01)
  From net realized gains                          -         (0.33)            (0.71)           (0.96)             (2.15)

  In excess of net realized gains on investments   -             -               -                -                (0.04)
                                             ---------      ---------        ----------        ---------          --------
 Total distributions                           (0.07)        (0.47)            (0.82)           (1.05)             (2.37)
                                             ---------      ---------        ----------        ---------          --------
  Net asset value, end of year                $10.57        $12.34            $12.47           $11.47             $10.44
                                             =========      =========        ==========        ==========         =========
Total return                                  (13.76)%        2.73%            15.87%           19.98%              5.61%

Supplemental data and ratios:

  Net assets, end of period (in thousands)   $43,260       $62,900           $43,762          $18,500            $10,132

  Ratios of expenses to average net assets     1.94%          1.73%             1.99%            2.55%              2.84%

 Ratio of net investment income to average net 0.54%          1.19%             1.21%            0.98%              1.03%

  Portfolio turnover rate                     62.44%         65.75%            41.23%           35.04%             72.91%



See notes to the financial statements.


                      CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Notes to the Financial Statements

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at cost, which, when combined with accrued interest receivable, approximates fair value.

b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and it intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income and distribution of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.


2.       INVESTMENT
 TRANSACTIONS AND TAX INFORMATION
The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, by the Fund for the year ended December 31, 2000, were as follows:




                                             Purchases                 Sales
         U.S. Government................... $16,015,910             $10,675,259
         Other.............................. 17,301,211              35,014,296



                       CHACONIA INCOME & GROWTH FUND, INC.
--------------------------------------------------------------------------------

Notes to financial statements (continued)

At December 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                                  $   5,200,937
Depreciation                                                     (4,950,907)
                                                              ---------------
Net appreciation on
     investments                                              $     250,030
                                                                =============

At December 31, 2000, the cost of investments for federal income tax purposes was $43,163,286.

At December 31, 2000, the Fund had accumulated capital loss carryforwards of $3,103,208 expiring in the year 2008. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

At December 31, 2000, the Fund had net realized capital gains from transactions between November 1, 2000 and December 31, 2000 of $1,420,305, which for tax purposes are deferred and will be recognized in 2001.

3.       AGREEMENTS AND RELATED PARTY TRANSACTIONS
On July 5, 2000 the Fund entered into an investment advisory and management agreement with Earnest Partners, LLC (the "Adviser"). Prior to this date, Invesco Capital Management, Inc.("Invesco") served as the investment adviser of the Fund. Under the new agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million. Prior to the new investment advisory agreement with the Adviser, Invesco provided investment advisory and management services to the Fund at the same fee schedule.

Firstar Mutual Fund Services, LLC began serving as Transfer Agent, Administrator and Accounting Services Agent for the Fund on
November 17, 2000. Prior to this date, American Data Services, Inc. provided these services. Firstar Bank, N.A. serves as custodian for the Fund.

During 1999, the Fund entered into a service agreement with Chaconia Financial Services, Corp. ("CFSC"), a registered broker-dealer for personal
service and/or the maintenance  of   shareholder  accounts.  Service fees are
calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by these CFSC of the Fund's shares.

The Board of Directors has adopted a Distribution Plan (the "Plan") applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund's shares of up to 0.50% of the average daily net assets of the Fund.

During 2000, the Fund incurred legal fees of $135,879 to Foley & Lardner (counsel for the Fund). Mr. Ulice Payne, a partner of the firm, is an officer of the Fund.


                        Report of Independent Accountants


To the Board of Directors and Shareholders of Chaconia Income & Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chaconia Income & Growth Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 28, 2001